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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                ---------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 31, 1994
                                                  -----------------------------


                           Merrill Lynch & Co., Inc.
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              (Exact Name of Registrant as Specified in Charter)




    Delaware                         1-7182                    13-2740599
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(State or Other                    (Commission              (I.R.S. Employer
Jurisdiction of                    File Number)             Identification No.)
Incorporation)




World Financial Center, North Tower, New York, New York              10281-1332
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code: (212) 449-1000
                                                    ---------------------------

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        (Former Name or Former Address, if Changed Since Last Report.)
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Item 5.  Other Events
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Filed herewith is the Preliminary Unaudited Consolidated Balance Sheet for
Merrill Lynch & Co., Inc. and subsidiaries ("ML & Co.") as of September 30, 1994. Also filed is a statement re: the computation of ratio of earnings to fixed charges derived from preliminary unaudited consolidated financial information filed with the Securities and Exchange Commission on October 18, 1994. As previously reported, ML & Co. adopted, as of January 1, 1994, Financial Accounting Standards Board Interpretation No. 39 ("Interpretation No. 39"), "Offsetting of Amounts Related to Certain Contracts", which affects the financial statement presentation of balances principally related to swap, forward, and other similar contracts. At September 30, 1994, assets and liabilities increased approximately $12.0 billion for the effect of Interpretation No. 39.

Item 7.  Financial Statements,  Pro Forma Financial Information and Exhibits
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         (c)  Exhibits
              --------

                (12) Statement re: computation of ratios

                (99)  Additional Exhibits

                      (i)  Preliminary Unaudited Consolidated Balance Sheet

                                       2
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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           MERRILL LYNCH & CO., INC.
                                           -------------------------
                                                  (Registrant)



                                            By:  /s/ Joseph T. Willett
                                                 ---------------------
                                                 Joseph T. Willett
                                                 Senior Vice President,
                                                 Chief Financial Officer


Date:  October 31, 1994

                                       3
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                                 EXHIBIT INDEX
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Exhibit No.      Description                                           Page
- -----------      -----------                                           ----

(12)             Statement re:  computation of ratios                    5

(99)             Additional Exhibits

                 (i) Preliminary Unaudited Consolidated Balance Sheet    6

                                       4